UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☑	Definitive Information Statement

ActiveCare, Inc.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ActiveCare, Inc.
1365 West Business Park Drive
Orem, Utah 84058

Notice of Stockholder Action by Written Consent

We are not asking you for a proxy and you are requested not to send us a proxy

To our Stockholders:

The attached Information Statement (the “Information Statement”) is being furnished on behalf of the board of directors (the “Board of Directors”) of ActiveCare, Inc., a Delaware corporation (“ActiveCare,” the “Corporation,” “Company,” “we” or “us,” as the context may require) to holders of record at the close of business on April 25, 2014 (the “Record Date”) of the Company’s issued and outstanding common stock, par value $0.00001 per share (“Common Stock”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. The Company’s Board of Directors and stockholders with a majority of the Company’s voting power as of the Record Date have approved the following actions by written consent (the “Written Consent”):

1.           An amendment to the Corporation’s Certificate of Incorporation (“Charter”) increasing the total number of authorized shares of the Corporation from (i) 60,000,000 shares (the “Existing Authorized Capital Stock”) of which (A) 50,000,000 shares are designated as Common Stock; and (B) 10,000,000 shares are designated as Preferred Stock (“Preferred Stock”) which may be issued in such series or classes, and with such rights, preferences and limitations, as the Board of Directors may determine in its sole discretion, to (ii) to 210,000,000 shares (the “Capital Increase”), of which (A) 200,000,000 shares shall be designated as Common Stock (the “Common Increase”); and (B) 10,000,000 shares shall remain designated as Preferred Stock, which Preferred Stock may be issued in such series or classes, and with such rights, preferences and limitations, as the Board of Directors shall determine in its sole discretion.

2.           Ratification of action taken by the Primary Holders (as that term is defined in the Original Certificate of Designation of the Preferences, Rights and Limitations of Series F Preferred Stock filed with the Secretary of State of Delaware on December 13, 2013) of the Corporation’s Series F Variable Rate Convertible Preferred Stock (the “Series F Preferred Stock”) to approve the Amended and Restated Certificate of Designation of the Preferences, Rights and Limitations of Series F Preferred Stock (the “Amended Series F Certificate”), filed with the Secretary of State of the State of Delaware on March 27, 2014 to  (i) amend and restate Section (d) of the definition of Exempt Issuance therein to allow for certain subsequent issuances of Series F Preferred Stock as long as such issuances occur prior to March 31, 2014, (ii) amend and restate Section 7(b) therein by removing the Series F Preferred Stock holders’ right to participate in subsequent equity sales, and (iii) increase the number of authorized shares of preferred stock designated as Series F Variable Rate Convertible Stock from 7,803 to 10,000 shares.

The Board of Directors believes that the Common Increase is necessary and advisable in order to maintain the Company’s financing and capital raising ability.  In addition, the Board of Directors believes that the Amended Series F Certificate is necessary to facilitate future financing transactions of the Corporation.

The accompanying Information Statement is prepared and delivered to meet the notice requirements of Section 228(e) of the Delaware General Corporation Law (“DGCL”) as Notice of Action of the Stockholders by Written Consent, relating to stockholder action by written consent without a meeting and to inform our stockholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.  These actions will not be effective until a date that is at least 20 days after the filing and mailing of the accompanying Information Statement. The accompanying Information Statement is being mailed on or about May 27, 2014 to holders of record of Common Stock as of the close of business on the Record Date. The Company had 34,458,968 shares of Common Stock and 45,000 shares of Series D Convertible Preferred Stock (“Series D Preferred Stock”) outstanding as of the Record Date.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE ALREADY APPROVED THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION RELATING TO THE CAPITAL INCREASE AND THE AMENDED SERIES F CERTIFICATE BY WRITTEN CONSENT IN LIEU OF A MEETING.  SUCH WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENTS UNDER DELAWARE LAW AND NO ADDITIONAL VOTING WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This letter and the accompanying Information Statement, which describes in more detail the Amendment, are being furnished to our stockholders for informational purposes only.  The Company’s stockholders have no dissenters’ or appraisal rights under the DGCL in connection with the Capital Increase and the Amended Series F Certificate. Please read this Notice and Information Statement carefully and in its entirety. It describes the terms of the actions taken by the stockholders.

By Order of the board of directors,

/s/ Michael G Acton
Michael G. Acton
Chief Financial Officer

April 29, 2014

ActiveCare, Inc.
1365 West Business Park Drive
Orem, Utah 84058

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
AND REGULATION 14C THEREUNDER

PLEASE BE ADVISED THAT THIS IS ONLY AN INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

We are furnishing this Information Statement to the stockholders of ActiveCare, Inc. (the “Corporation,” “Company,” “we,” “us,” as the context may require) in the manner required by Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Delaware General Corporation Law (the “DGCL”), of the actions that have been authorized by a majority of our outstanding voting stock as of the record date of April 25, 2014 (the “Record Date”), by written consent in lieu of a special meeting (the “Written Consent”). No action is requested or required on your part.

This Information Statement is being mailed on or about May 27, 2014 to stockholders of the Company as of the Record Date.

NOTICE OF ACTION BY WRITTEN CONSENT

The following actions were approved by the written consent of a majority of holders of our voting stock entitled to cast votes on all matters submitted to the stockholders for approval (the “Majority Stockholders”), of as more fully described in this Information Statement (the “Actions”):

1.           An amendment (the “Amendment”) to our Amended and Restated Certificate of Incorporation (the “Charter”) to increase the aggregate number of authorized shares of our common stock, par value $0.00001 per share (the “Common Stock”), from 50,000,000 to 200,000,000 (the “Common Increase”).  The number of authorized shares of preferred stock is not affected by the Amendment and remains at 10,000,000 shares, such shares to be issued in such series or classes, and with such rights, preferences and limitations, as the Board of Directors may determine in its sole discretion.  As a result of the Amendment, the total number of shares of capital stock of the Company is increased from 60,000,000 shares (the “Existing Authorized Capital Stock”) to 210,000,000 shares (the “Capital Increase”).  A copy of the Amendment is attached as an Appendix to this Information Statement.

2.           Ratification of action taken by the Primary Holders (as that term is defined in the Original Certificate of Designation of the Preferences, Rights and Limitations of Series F Preferred Stock filed with the Secretary of State of Delaware on December 13, 2013) of the Corporation’s Series F Variable Rate Convertible Preferred Stock (the “Series F Preferred Stock”) to approve the Amended and Restated Certificate of Designation of the Preferences, Rights and Limitations of Series F Preferred Stock (the “Amended Series F Certificate”), filed with the Secretary of State of the State of Delaware on March 27, 2014 to  (i) amend and restate Section (d) of the definition of Exempt Issuance therein to allow for certain subsequent issuances of Series F Preferred Stock as long as such issuances occur prior to March 31, 2014, (ii) amend and restate Section 7(b) therein by removing the Series F Preferred Stock holders’ right to participate in subsequent equity sales, and (iii) increase the number of authorized shares of preferred stock designated as Series F Variable Rate Convertible Stock from 7,803 to 10,000 shares.

FREQUENTLY ASKED QUESTIONS

The following questions and answers are intended to respond to frequently asked questions concerning the actions approved by our Board of Directors and the persons entitled to vote a majority of our outstanding shares of Common Stock. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Why am I receiving this Information Statement?

We are required under the Exchange Act and the DCGL to deliver a Notice of Written Action of our stockholders without a meeting and this Information Statement to our stockholders in order to inform them that our Board of Directors and a majority of our stockholders (the “Majority Stockholders”) have approved the Amendment and the Amended Series F Certificate without a meeting of our stockholders.  You are receiving the Notice and this Information Statement because you were a stockholder of record on April 25, 2014, the “Record Date”.

Why did we not hold a meeting of stockholders?

Under the DGCL, our Charter and our Amended and Restated Bylaws, the changes to our Charter implemented by the Amendment and the Amended Series F Certificate may be effected by written consent of a majority of our stockholders without a meeting of our common stockholders.  Our Board of Directors has already approved the Amendment and the Amended Series F Certificate and has obtained the written consent of holders of a majority of the Common Stock.  A meeting is therefore not necessary and represents a substantial and avoidable expense.

Who Is Entitled to Notice?

All holders of shares of our Common Stock and our Series D Preferred Stock as of the close of business on the Record Date will be entitled to Notice of the actions. As of the Record Date, there were 34,233,968 shares of Common Stock outstanding each of which is entitled to one vote per share, and 45,000 shares of Series D Preferred Stock outstanding, each of which is entitled to five votes per share.  Except with respect to certain specified actions, holders of Preferred Shares generally do not have a right to vote on any matter other than those prescribed by Delaware law and amendments or changes to the rights of the Preferred Shares that would disproportionately and adversely affect such holders.

What Vote Was Required to Approve the Amendment and the Amended Certificate?

The approval of the Amendment and the Amended Series F Certificate without a meeting of the stockholders requires the vote of at least a majority of the Company’s total outstanding voting capital stock.  Each outstanding share of our Common Stock is entitled to one vote on each matter.  In addition, the holders of our Series D Preferred Stock are entitled to five votes for each share.  Because principal stockholders (including the holder of all of the issued and outstanding shares of Series D Preferred Stock) entitled to cast a number of votes equal to a majority of our total voting stock approved the actions, no action by the other stockholders is required to approve the actions.

When will the Amendment and the Amended Series F Certificate become effective?

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the corporate action being taken pursuant to the Written Consent can become effective is 20 days after the first mailing or other delivery of this Information Statement.  After the foregoing 20-day period, we will file the Amendment with the Secretary of State of the State of Delaware, which filing will result in the Capital Increase becoming effective.  The Amended Series F Certificate was filed on March 27, 2014 with the consent of the Primary Holders of the Series F Preferred Stock.  We recommend that you read this Information Statement in its entirety for a full description of the actions approved by the Majority Stockholders.

How does the action affect my ownership interest?

The Amendment does not change the number of outstanding shares of the Corporation or otherwise modify the rights of the outstanding stockholders.  When issued, the additional shares of Common Stock authorized by the Amendment will have the same rights and privileges as our currently authorized, issued and outstanding shares of Common Stock.  Our Common Stock does not contain any pre-emptive rights and our Board of Directors will have the authority to issue authorized shares of Common Stock without requiring future approval from the holders of Common Stock, except as may be required by applicable law.  The issuance of additional shares of Common Stock in the future will dilute the equity ownership interest of our existing holders of Common Stock and, depending upon the price at which such shares of Common Stock are issued, the issuance of additional shares could be significantly dilutive to the existing common stockholders. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of our outstanding shares of Common Stock.

In addition, our board of directors is authorized to adopt resolutions in its discretion, and without any further action or vote by our common stockholders, to issue shares of Preferred Stock in classes or series by filing a certificate pursuant to the DGCL to establish the number of shares included in any such class or series, and to designate and fix the preferences, limitations, and rights of the shares of each class or series of Preferred Stock and any qualifications, limitations or restrictions thereof; in each case subject to the limitations prescribed by the DGCL, our Charter and our Amended and Restated Bylaws.  If additional shares of Preferred Stock are issued, holders of those shares would be entitled to the number of votes, preferences and rights determined by the certificate of designation establishing such class or series, and such shares of Preferred Stock may have a priority over your shares of Common Stock with respect to the payment of dividends, redemption payments and rights upon liquidation, dissolution or winding-up of the affairs of the Company.

How many shares consented to the Amendment and the Amended Series F Certificate?

Prior to the filing of the Notice and this Information Statement, our Board of Directors obtained the approval of holders of 17,216,264 shares of Common Stock representing approximately 50.29% of our issued and outstanding Common Stock and 25,000 shares of Series D Preferred Stock, representing 55.56% of the issued and outstanding voting shares of Preferred Stock.  In addition, the Primary Holders of the Series F Preferred Stock previously approved the Amended Series F Certificate.  Company executives, employees, affiliates and members of the Board of Directors own all of the shares of Common Stock and Series D Preferred Stock that approved the actions.

How do the actions affect my voting interest?

The Amendment and Amended Series F Certificate approved by the Majority Stockholders do not affect your voting interest in the Company.  Nevertheless, the issuance of additional shares of Common Stock in the future would reduce your voting interest.

What are some of the risks associated with effecting the Amendment and the Amended Series F Certificate?

The Amendment could have an anti-takeover effect because additional shares of Common Stock could be issued (within the limits imposed by applicable law) in one or more transactions that could make it more difficult to effect a change in control or takeover of the Company. Our Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this action to amend our Charter was not taken with the intent that it be utilized as a type of anti-takeover device.  In addition, to the extent that additional authorized shares of Common Stock are issued in the future, they will decrease the equity ownership interest of our existing holders of Common Stock and, depending upon the price at which such shares of common stock are issued, could be significantly dilutive to the existing common stockholders.  Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of our outstanding shares of Common Stock.

Is it necessary for me to do anything to approve the actions?

No. No other votes are necessary or required. Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be effective and we will not file the Amendment with the Secretary of State for the State of Delaware until 20 days after the date the Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to our stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on May 20, 2014.

Am I entitled to dissenter’s rights?

No. The DGCL does not provide for dissenter’s rights for this amendment of our Charter.

Who is paying the cost of this Information Statement and the implementation of the actions?

We will pay all of the costs relating to the Amendment and the Amended Series F Certificate, including distributing this Information Statement.  We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our Common Stock.  We are not soliciting any proxies and will not contract for other services in connection with the stockholder action approving the Amendment.

ACTIONS TO BE TAKEN

With respect to each action described in this Information Statement, the Board of Directors reserves the right, notwithstanding that the Majority Stockholders have approved each action, to elect not to proceed with one or more actions if the Board, in its sole discretion, determines that it is no longer in the Company’s best interests and the best interests of the Company’s stockholders to consummate any one or more of the actions.

1.  AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
TO INCREASE OUR AUTHORIZED CAPITAL STOCK

General

The Company’s Board of Directors and the Majority Stockholders have approved the action to authorize the Board of Directors to amend our Certificate of Incorporation to increase the total number of authorized shares of the Company’s capital stock from (i) 60,000,000 shares (the “Existing Authorized Capital Stock”), of which (A) 50,000,000 shares were designated as Common Stock; and (B) 10,000,000 shares were designated as Preferred Stock, which Preferred Stock may be issued in such series or classes, and with such rights, preferences and limitations, as the Board of Directors may determine in its sole discretion, to (ii) 210,000,000 shares (the “Capital Increase”), of which (A) 200,000,000 shares shall be designated as Common Stock (the “Common Increase”); and (B) 10,000,000 shares shall remain designated as Preferred Stock, which Preferred Stock may be issued in such series or classes, and with such rights, preferences and limitations, as the Board of Directors shall determine in its sole discretion.  We are not increasing our authorized Preferred Stock, which will remain unchanged.  Approval of the Amendment requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon.

As of April 25, 2014, there were 50,000,000 shares of Common Stock authorized, of which 34,458,968shares were issued and outstanding, and 10,000,000 shares of Preferred Stock authorized, of which 45,000 shares of Series D Preferred Stock, 70,070 shares of Series E Preferred Stock, and 5,361 shares of Series F Preferred Stock were issued and outstanding.  Upon the filing of the Amendment, the Company will be authorized to issue a total of 200,000,000 shares of Common Stock, and will continue to be authorized to issue a total of 10,000,000 shares of Preferred Stock in such series or classes, and with such rights, preferences and limitations, as the Board of Directors shall determine in its sole discretion.

Description of Securities

General

We are a Delaware corporation, and our affairs are governed by our Certificate of Incorporation, our Bylaws and the DGCL. The following are summaries of material provisions of our Certificate of Incorporation and the DGCL insofar as they relate to the material terms of our shares of Common Stock. We have filed copies of our complete Certificate of Incorporation, and Bylaws, as amended, as exhibits in certain of our filings with the Securities and Exchange Commission (the “SEC”). The following summary description relating to our share capital does not purport to be complete and is qualified in its entirety by our Certificate of Incorporation and Bylaws.

Shares of Common Stock

Our Board of Directors believes that the Common Increase is desirable in order to provide us with a greater degree of flexibility to issue shares of Common Stock, without the expense and delay of a special stockholders’ meeting, in connection with future equity financings, future opportunities for expanding the business through investments or acquisitions, management incentive and employee benefit plans and for other general corporate purposes.

To the extent that additional authorized shares of Common Stock are issued in the future, they will decrease our existing stockholders’ percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders. The holders of our shares of Common Stock have no preemptive rights.

Voting

Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders.  Holders of shares of Common Stock do not have cumulative voting rights.  Holders of shares of Common Stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefor.  In the event of a liquidation, dissolution or winding up of the Company, the holders of shares of Common Stock are entitled to share pro rata all assets remaining after payment in full of all liabilities.  Holders of shares of Common Stock have no preemptive rights to purchase shares of Common Stock.  There are no conversion or redemption rights or sinking fund provisions with respect to the shares of Common Stock.

Dividends

The holders of our shares of Common Stock are entitled to such dividends as may be declared by our Board of Directors. We have not paid any dividends on our shares of Common Stock to date and do not intend to pay dividends prior to the completion of a business combination. The payment of dividends in the future will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of our then Board of Directors. It is the present intention of our Board of Directors to retain all earnings, if any, for use in our business operations and, accordingly, our board does not anticipate declaring any dividends in the foreseeable future.

Preferred Stock

We are currently authorized to issue 10,000,000 blank check shares of Preferred Stock, $0.00001 par value per share, with designations, rights and preferences determined from time to time by our Board of Directors. The Amendment will not increase the number of authorized shares of Preferred Stock.  Shares of Preferred Stock may be issued from time to time in one or more series, each of which will have such distinctive designation or title as shall be determined by our Board of Directors prior to the issuance of any shares thereof.  Shares of Preferred Stock will have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof.  The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of our capital stock entitled to vote generally in the election of the directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock designation.

Having authorized “blank check” Preferred Stock permits us to issue Preferred Stock for purposes that may be identified in the future, including (i) to raise additional capital or (ii) to engage in a range of investment and strategic opportunities through equity financings. The shares of Preferred Stock permit our Board of Directors to undertake the foregoing actions on an expedited basis, without the delay and expense ordinarily attendant on obtaining further stockholder approvals. In addition, our Board of Directors believes that the having authorized “blank check” Preferred Stock improves our ability to attract needed investment capital, as various series of the Preferred Stock may be customized to meet the needs of any particular transaction or market conditions. “Blank check” Preferred Stock is commonly authorized by publicly traded companies and is frequently used as a preferred means of raising capital. In particular, in recent years, smaller companies have been required to utilize senior classes of securities to raise capital, with the terms of those securities being highly negotiated and tailored to meet the needs of both investors and the issuing companies. Such senior securities typically include liquidation and dividend preferences, protections, conversion privileges and other rights not found in shares of Common Stock. The issuance of Preferred Stock could affect the relative rights of the holders of our shares of Common Stock. Depending on the exact powers, preferences and rights, if any, of the Preferred Stock as determined by our Board of Directors at the time of issuance, the voting power and economic interest of the holders of our shares of Common Stock may be diluted. For example, the holders of Preferred Stock may be entitled to (i) certain preferences over the holders of our shares of Common Stock with respect to dividends or the power to approve the declaration of a dividend, (ii) in the event of liquidation of our company, receive a certain amount per share of their Preferred Stock before the holders of our shares of Common Stock receive any distribution, (iii) rights to convert their Preferred Stock into shares of Common Stock, and (iv) voting rights which would tend to dilute the voting rights of the holders of our shares of Common Stock. The aforementioned are only examples of how shares of our Preferred Stock, if issued, could result in:

•	Reduction of the amount of funds otherwise available for payment of dividends on our shares of Common Stock;

•	Restrictions on dividends on our shares of Common Stock;

•	Dilution of the voting power of our shares of Common Stock; and

•
Restrictions on the rights of holders of our shares of Common Stock to share in our assets upon liquidation until satisfaction of any liquidation preference granted to the holders of our Preferred Stock.

The certificates of designation governing the Preferred Shares require us to reserve a number of shares of Common Stock sufficient to permit the Company to issue shares of Common Stock to each holder thereof upon the exercise or conversion in full of such securities. The Series F Preferred Stock is not convertible until we amend our Charter to increase the number of authorized shares of Common Stock to a number sufficient to permit us to reserve shares of Common Stock for issuance upon the exercise or conversion in full of all of our outstanding securities that are convertible into or exercisable or exchangeable for shares of Common Stock.

Commitments to Issue Common Stock

Except as discussed below, we do not currently have any plans, proposals, agreements or understandings, written or otherwise, for any transaction that would require the issuance of additional shares of Common Stock.  We are not increasing our authorized Preferred Stock, which will remain unchanged. Under Delaware law, stockholders have no appraisal or dissenters’ rights in connection with the Amendment.

Purpose and Effects of Increasing the Number of Our Authorized Shares of Common Stock

The relative rights and limitations of the shares of Common Stock would remain unchanged by the Amendment. The Board of Directors believes that an increase of our authorized Common Stock will enhance our ability to finance the development and operation of our business, as well as general corporate purposes, including financing activities, without the requirement of further action by our stockholders.  Potential uses of the additional authorized shares of Common Stock may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes.  Increasing the authorized number of shares of our Common Stock will give us greater flexibility and will allow us to issue such shares in most cases without the expense of delay of seeking stockholder approval.  The Company is at all times investigating additional sources of financing which our Board of Directors believes will be in our best interests and in the best interests of our stockholders.

Except as described below, management has neither entered into any arrangements by which it would raise additional capital through an equity or convertible debt issuance that would result in us committing to issue or reserve shares of our Common Stock or that would cause us to exceed our current authorized share capital, nor has it entered into any discussions to use shares of Common Stock to acquire assets of, merge with or otherwise exchange securities with another entity. Our Common Stock has no preemptive rights to purchase additional shares. The Capital Increase will not will not have any immediate effect on the rights of our existing stockholders or, by itself, cause any changes in our capital accounts.  However, our Board of Directors will have the authority to issue authorized Common Stock from time to time without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations, which our Board of Directors and management believes will place our Company in a better position to raise additional capital on a timely basis, or to effect other transactions, if and to the extent deemed necessary or appropriate.  To the extent that additional authorized shares of Common Stock are issued in the future, they will decrease the existing stockholders’ percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the Company’s existing stockholders. Further, depending on the price upon which any shares of Common Stock are issued, the net tangible book value per share of the shares of Common Stock that you purchased could be reduced.

As of the date of this Information Statement, we have 45,000 shares of Series D Preferred Stock issued and outstanding, convertible into 225,000 shares of Common Stock, and 70,070 shares of Series E Preferred Stock issued and outstanding convertible into 538,097 shares of Common Stock.  Between December 17, 2013 and April 17, 2014, we issued an aggregate of 5,361 shares of Series F Variable Rate Convertible Preferred Stock (“Series F Preferred Stock”) with each share of Series F Preferred Stock convertible into 1,000 shares of Common Stock at the date of issuance.  As a result, our outstanding shares of Series D Convertible Preferred Stock, Series E Convertible Preferred Stock and Series F Preferred Stock are currently convertible into an aggregate of 6,124,097 shares of Common Stock.  We also have outstanding options and warrants which entitle the holders upon exercise to purchase an aggregate of 10,938,910 shares of Common Stock.

Accordingly, the Amendment is being effected to (1) enable us to satisfy our obligations to issue shares of Common Stock upon the conversion or exercise of our outstanding Preferred Stock and warrants and options to purchase shares of Common Stock; and (2) authorize additional shares of Common Stock for issuance in connection with future financing activities, acquisitions or other corporate purposes, without the requirement of further action by the holders of our Common Stock.  Our Board of Directors has considered potential uses of the additional authorized shares of Common Stock, which may include the seeking of additional equity financing through public or private offerings, establishing additional employee or director equity compensation plans or arrangements, as consideration in connection with an acquisition or other strategic transaction or for other general corporate purposes. Increasing the authorized number of shares of the Common Stock will allow the Company to issue additional shares of Common Stock in most cases without the expense or delay of seeking further approval from the holders of Common Stock and will facilitate the Company’s ability to raise capital when and as the board of directors determines that it is in the Company’s best interests and in the best interests of the stockholders of the Company.

2.  THE AMENDED SERIES F CERTIFICATE

The Majority Stockholders have ratified the action taken by consent of the Primary Holders of the Corporation’s Series F Preferred Stock to amend the Certificate of Designation of Preferences, Rights and Limitations of Series F Preferred Stock, attached hereto as Appendix B, filed with the Secretary of State of the State of Delaware on March 27, 2014.

The Amended Series F Certificate (i) amends and restates Section (d) of the definition of “Exempt Issuance,” to allow for certain subsequent issuances of Series F Preferred Stock as long as such issuances occurred prior to March 31, 2014, (ii) deletes Section 7(b) and thereby removes certain rights of the Series F Preferred Stock holders with respect to participation in subsequent equity sales, and (iii) increases the number of authorized shares of Preferred Stock designated as Series F Preferred Stock from 7,803 to 10,000.

The approval and ratification of the Amended Series F Certificate and its filing with the Secretary of State of Delaware was necessary in order to facilitate ongoing financing transactions and allow for future financing transactions essential to the Corporation.

Interest of Certain Persons In Favor of or Opposition to Matters Acted Upon

Except as indicated under the heading “Security Ownership of Certain Beneficial Owners and Management” relating to options, warrants or shares of convertible Preferred Stock that currently may be held by them, none of our directors or executive officers has any substantial interest resulting from the increase in the number of our authorized shares of Common Stock or the adoption of the Amended Series F Certificate.

Procedure to Effect the Capital Increase

In order to effect the Capital Increase, we will file the Amendment with the Secretary of State of Delaware of to amend our existing Certificate of Incorporation. The Amendment will become effective upon filing with the Delaware Secretary of State, which is referred to below as the “effective time.” We intend to file the Amendment as soon as practicable, but not less than twenty (20) calendar days after the definitive Information Statement relating to the Written Consent is first mailed to our stockholders.  The Amended Series F Certificate was filed previously after its adoption by the Primary Holders of the Series F Preferred Stock.

A copy of the form of the Amendment is attached to this Information Statement as Appendix A.  A copy of the Amended Series F Certificate is attached to this Information Statement as Appendix B.

The Amendment has received the unanimous approval of our Board of Directors and has also been approved by stockholders holding a majority of our outstanding shares of Common Stock and all of the outstanding shares of our Series D Preferred Stock. The Amended Series F Certificate has received the unanimous approval of the Board of Directors, has been approved by stockholders holding a majority of our outstanding shares of Common Stock and all of the shares of our Series D Preferred Stock, as well as the Primary Holders of the Series F Preferred Stock.  The text of the form of the Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of Delaware and as the Board of Directors deems necessarily and advisable to effect the increase in the number of our authorized shares of Common Stock, including the insertion of the effective time determined by the Board of Directors. As soon as practicable after the effective time, stockholders will be notified that the Common Increase has been effected through the filing of a Current Report on Form 8-K with the SEC.

Possible Anti-Takeover Effects of the Proposed Increase in Authorized Capital Stock

The Common Increase and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by our stockholders.  Authorized and unissued shares of Common Stock could be issued (within the limits imposed by applicable law) in one or more transactions. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of us. Our Board of Directors acknowledges that the issuance of Preferred Stock may have the effect of discouraging or thwarting persons seeking to take control of us through a corporation transaction, tender offer or a proxy fight or otherwise seeking to bring about the removal of our incumbent management.  Because the authorization of “blank check” Preferred Stock could be used by our Board of Directors for the adoption of a stockholder rights plan or “poison pill,” the Preferred Stock may be viewed as having the effect of discouraging an attempt by another person or entity to acquire control of us through the acquisition of a substantial numbers of shares of Common Stock.  While the Amendment may have anti-takeover ramifications, our Board of Directors believes that the reasons for such Amendment set forth above outweigh any disadvantages. To the extent that such amendment may have anti-takeover effects, such amendment may encourage persons seeking to acquire our company to negotiate directly with the Board of Directors, enabling the Board of Directors to consider the proposed transaction in a manner that best serves our stockholders’ interests. The Amendment has not been made in response to, and is not being presented to deter, any effort to obtain control of us.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF
EXECUTIVE OFFICERS, DIRECTORS AND 5% SHAREOHLDERS

The following table presents information known to us about the beneficial ownership of Common Stock as of the Record Date by: (1) each of our current directors; (2) each of our executive officers and directors; (3) all of our current executive officers and directors as a group; and (4) each person who is known to us to be the beneficial owner of more than 5% of our outstanding Common Stock.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or dispositive power with respect to securities. Except as otherwise indicated, the address for each beneficial owner is c/o ActiveCare, Inc., 1365 West Business Park Drive, Orem, Utah 84058.  The applicable percentage ownership of Common Stock is based on 34,458,968 shares of Common Stock issued and outstanding along with 45,000 shares of Series D Preferred Stock convertible into 225,000 shares of Common Stock as of the Record Date, plus, on an individual basis, the right of that individual to obtain Common Stock upon exercise of stock options or warrants or the conversion of Preferred Shares within 60 days of the Record Date.  Except as indicated by footnote, and subject to the community property laws where applicable, the persons or entities named in the following table have sole voting and dispositive power with respect to all shares of Common Stock shown as beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage

(1)Advance Technology Investors LLC	4,961,778	14.21%
(2)Darrell Meador	416,891	1.21%
(3)Dave Lee	213,125	*
(4)Michael Jones	367,063	1.07%
(5)Jeffrey S. Peterson	7,929,049	22.58%
(6)William K. Martin	758,966	2.20%
(7)David G. Derrick	6,991,680	20.29%
(8)Robert J. Welgos	389,438	1.13%
(9)Michael G. Acton	525,713	1.53%
(10)All Directors and Officers	17,591,925	49.72%

_________________

* Less than one percent.

(1)
Includes 4,511,778 shares of Common Stock, and 450,000 options, owned of record by Advanced Technology Investors LLC (“ATI”) or companies associated with ATI.  By agreement, ATI may not vote shares of Common Stock in excess of 9.99% of the issued and outstanding Common Stock of the Company at any given time.

(2)	Includes 330,224 shares of Common Stock, and 86,667 options, owned of record by Darrell Meador, the President of 4G.

(3)	Includes 213,125 shares of Common Stock owned of record by Dave Lee, our Chief Operating Officer.

(4)	Includes 367,063 shares of Common Stock owned of record by Michael Jones, our Chief Strategist Officer.

(5)
Includes 7,124,119 shares of Common Stock, 650,000 options, and 25,000 shares of Series D preferred stock (which are convertible into 125,000 shares of Common Stock), owned of record by various partnerships, which are owned or controlled by Jeffery Peterson.   Jeffrey Peterson is our Vice President of Finance.

(6)	Includes 712,896 shares of Common Stock, and 37,700 options, owned of record by Mr. William Martin or entities which he controls. Mr. Martin is a member of our Board of Directors.

(7)	Includes 6,991,680 shares of Common Stock owned of record by David G. Derrick or entities which he controls. Mr. Derrick is our Chief Executive Officer and Chairman of our Board of Directors.

(8)
Includes 254,403 shares of Common Stock, 25,100 options, and 13,843 shares of Series E preferred stock (which are convertible into 124,464 shares of Common Stock), owned of record by Robert J. Welgos, a member of our Board of Directors.

(9)	Includes 510,713 shares of Common Stock, and 15,000 options, owned of record by Michael G. Acton, our Chief Financial Officer and Secretary-Treasurer.

(10)	Nine persons.

INTERESTS OF CERTAIN PARTIES IN THE MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company has any interest resulting from the filing of the Amendment of the ratification of the Amended Series F Certificate that is not shared by all other stockholders on a pro rata basis, and in accordance with their respective interests.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may after supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our Common Stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) promulgated pursuant to the Exchange Act, one Information Statement may be delivered to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. Requests for additional copies of this Information Statement, and requests that in the future separate communications be sent to stockholders who share an address, should be directed to ActiveCare, Inc., 1365 West Business Park Drive, Orem, Utah 84058, Attn: Investor Relations, or by calling telephone number (877) 219-6050 and asking for investor relations.

OTHER MATTERS

The Board of Directors knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s Common Stock.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at www.sec.gov.  You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.  You may also request a copy of these filings at no cost, by writing or telephoning us at the following address: ActiveCare, Inc., 1365 West Business Park Drive, Orem, Utah 84058.  Our telephone number is: (877) 219-6050.

Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to our shareholders only for information purposes in connection with the Capital Increase, the election of directors, the adoption of the 2014 Plan and the appointment of our independent registered public accounting firm, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

EXHIBIT INDEX

Appendix A: Form of Certificate of Amendment of Certificate of Incorporation
Appendix B: Amended Series F Certificate

Dated: April 25, 2014.

By Order of the Board of Directors,

/s/ Michael G. Acton
Michael G. Acton
Chief Financial Officer

APPENDIX A

CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ACTIVECARE, INC

CERTIFICATE OF AMENDMENT
TO THE CERTIFICATE OF INCORPORATION
OF
ACTIVECARE, INC.

Pursuant to and in accordance with Section 242 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), the undersigned, ActiveCare, Inc. (the “Corporation”), hereby declares and certifies as follows:

1.	The name of the Corporation is ActiveCare, Inc.

2.	The Certificate of Incorporation of the Corporation was originally filed with the State of Delaware Secretary of State on July 15, 2009.

3.
The Certificate of Incorporation is hereby amended to increase the number of shares of common stock the Corporation is authorized to issue from 50,000,000 to 200,000,000 shares, and thereby increase the total number of all shares of all classes of capital stock the Corporation is authorized to issue from 60,000,000 to 210,000,000 shares.

4.	To effect the foregoing, Paragraph A of ARTICLE V of the Certificate of Incorporation is hereby amended in its entirety as follows:

“ARTICLE V

A.           Authorized Stock. The Corporation is authorized to issue two classes of stock to be designated respectively Preferred Stock (“Preferred Stock”) and Common Stock (“Common Stock”). The total number of all shares of all classes of capital stock the Corporation shall have authority to issue is two hundred ten million (210,000,000). The total number of shares of Preferred Stock the Corporation shall have authority to issue is ten million (10,000,000). The total number of shares of Common Stock the Corporation shall have authority to issue is two hundred million (200,000,000). The Preferred Stock and the Common Stock each shall have $.00001 par value per share. The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock, without a vote of the holders of Preferred Stock, or of any series thereof, unless a vote of any such holders of Preferred Stock is required pursuant to the provisions established by the Board of Directors of the Corporation (the “Board of Directors”) in the resolution or resolutions providing for the issue of such Preferred Stock, and if such holders of such Preferred Stock are so entitled to vote thereon, then, except as may otherwise be set forth in this Certificate of Incorporation, the only stockholder approval required shall be the affirmative vote of a majority of the combined voting power of the Common Stock and the Preferred Stock so entitled to vote.”

5.
The Certificate of Incorporation is hereby amended to provide that only the holders of an affected series of Preferred Stock shall have the ability to vote on an amendment to the Certificate of Incorporation that solely relates to the terms of such series of Preferred Stock.

6.	To effect the foregoing, subparagraph 2 of Paragraph C of ARTICLE V of the Certificate of Incorporation is hereby amended in its entirety as follows:

“2.           Voting Rights. Except as otherwise required by law or this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by such holder of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) or pursuant to the General Corporation Law of the State of Delaware.”

7.
The amendments specified above have been duly approved and recommended to the stockholders of the Corporation by the board of directors of the Corporation and, in accordance with Section 242 of the DGCL, and have been approved and adopted by at least a majority of the stockholders of the Corporation holding shares entitled to vote thereon, in accordance with Section 228 of the DGCL, the Certificate of Incorporation, and the Bylaws of the Corporation.

IN WITNESS WHEREOF, this Certificate of Amendment of the Certificate of Incorporation of the Corporation is executed and effective as of the __ day of April, 2014.

ACTIVECARE, INC.,
a Delaware corporation

By: ____________________________
Name: Michael Acton
Its: Chief Financial Officer

APPENDIX B

AMENDED SERIES F CERTIFICATE

AMENDED AND RESTATED
CERTIFICATE OF DESIGNATION
OF
PREFERENCES, RIGHTS AND LIMITATIONS
OF
SERIES F VARIABLE RATE CONVERTIBLE PREFERRED STOCK
OF
ACTIVECARE, INC.

PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATION LAW

        The undersigned, Michael Acton, does hereby certify that:

                1. He is the CFO and Secretary, of ActiveCare, Inc., a Delaware corporation (the “Corporation”).

                2. The Corporation is authorized to issue ten million (10,000,000) shares of preferred stock, of which 45,000 shares of Series D Convertible Preferred Stock (“Series D Preferred”) are issued and outstanding, and 70,539 shares of Series E Convertible Preferred Stock (“Series E Preferred”) are issued and outstanding.

                3. The following resolutions were duly adopted by the board of directors of the Corporation (the “Board of Directors”):

        WHEREAS, the certificate of incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, consisting of ten million (10,000,000) shares, par value $0.00001 per share, issuable from time to time in one or more series;

        WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

        WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of, except as otherwise set forth in the Purchase Agreement, up to Ten Thousand (10,000) shares of the preferred stock which the Corporation has the authority to issue, as follows:

        NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

AMENDED AND RESTATED
TERMS OF PREFERRED STOCK

Section 1.                      Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Adjusted Optional Redemption Amount” means an amount in cash equal to the greater of (a) the Optional Redemption Amount or (b) for each share of Preferred Stock, the product of (y) the VWAP on the Trading Day immediately preceding the date of (i) the applicable Optional Redemption Notice or (ii) the date the Adjustment Optional Redemption Amount is paid, whichever is greater and (z) the Stated Value, divided by the then Conversion Price, plus all accrued but unpaid dividends thereon, plus all liquidated damages and other costs, expenses or amounts due in respect of the Preferred Stock.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(e).

“Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof, (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Base Conversion Price” shall have the meaning set forth in Section 7(b).

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(c)(iv).

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 33% of the voting securities of the Corporation (other than by means of conversion or exercise of Preferred Stock and the Securities issued together with the Preferred Stock), (b) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the Corporation or the successor entity of such transaction, (c) the Corporation sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a one year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the Original Issue Date), or (e) the execution by the Corporation of an agreement to which the Corporation  is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1 of the Purchase Agreement.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto and all conditions precedent to (i) each Holder’s obligations to pay the Subscription Amount and (ii) the Corporation’s obligations to deliver the Securities have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.00001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Conversion Shares Registration Statement” means a registration statement that registers the resale of all Conversion Shares of the Holders, who shall be named as “selling stockholders” therein.

“Dilutive Issuance” shall have the meaning set forth in Section 7(b).

“Dilutive Issuance Notice” shall have the meaning set forth in Section 7(b).

“Dividend Payment Date” shall have the meaning set forth in Section 3(a).

“Equity Conditions” means, during the period in question, (a) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the applicable Holder on or prior to the dates so requested or required, if any, (b) the Corporation shall have paid all liquidated damages and other amounts owing to the applicable Holder in respect of the Preferred Stock, (c)(i) there is an effective Conversion Shares Registration Statement pursuant to which the Holders are permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issuable pursuant to the Transaction Documents (and the Corporation believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future) or (ii) all of the Conversion Shares issuable pursuant to the Transaction Documents may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements as determined by the counsel to the Corporation as set forth in a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders, (d) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed or quoted for trading on such Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (e) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the shares then issuable pursuant to the Transaction Documents, (f) there is no existing Triggering Event and no existing event which, with the passage of time or the giving of notice, would constitute a Triggering Event, (g) the issuance of the shares in question (or, in the case of a redemption, the shares issuable upon conversion in full of the redemption amount) to the applicable Holder would not violate the limitations set forth in Section 6(d) and herein, (h) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated, (i) the applicable Holder is not in possession of any information provided by the Corporation that constitutes, or may constitute, material non-public information, and (j) for each Trading Day in a period of 20 consecutive Trading Days prior to the applicable date in question, the daily dollar trading volume for the Common Stock on the principal Trading Market exceeds $250,000 per Trading Day in the case of an Optional Redemption pursuant to Section 8 herein.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Agreement” means the exchange agreement between the Company and the holders of certain outstanding promissory notes of the Company pursuant to which the holders shall exchange the promissory notes for Preferred Stock and Warrants.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any securities issued pursuant to the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Purchase Agreement, provided that such securities have not been amended since the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of any such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Corporation, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Corporation and shall provide to the Corporation additional benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities and (d) up to an amount of Preferred Stock and warrants having a cash subscription amount equal to the difference between $6,000,000 and the aggregate Subscription Amounts under the Purchase Agreement, on the same terms and conditions and prices as hereunder, with investors executing definitive agreements for the purchase of such securities and such transactions having closed on or before March 31, 2014 and (e) the issuance of Preferred Stock and Warrants pursuant to the Exchange Agreement.

“Fundamental Transaction” shall have the meaning set forth in Section 7(e).

“GAAP” means United States generally accepted accounting principles.

“Holder” shall have the meaning given such term in Section 2.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Corporation’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP.

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation (including, without limitation, the Series D Preferred Stock and Series E Preferred Stock), other than those securities which are explicitly senior or pari passu to the Preferred Stock in dividend rights or liquidation preference.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Liquidation” shall have the meaning set forth in Section 5.

“New York Courts” shall have the meaning set forth in Section 11(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Optional Redemption” shall have the meaning set forth in Section 8.

“Optional Redemption Amount” means the sum of (a) 100% of the aggregate Stated Value then outstanding, (b) accrued but unpaid dividends and (c) all liquidated damages and other amounts due in respect of the Preferred Stock.

“Optional Redemption Date” shall have the meaning set forth in Section 8.

“Optional Redemption Notice” shall have the meaning set forth in Section 8.

“Optional Redemption Notice Date” shall have the meaning set forth in Section 8.

“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Permitted Indebtedness” means (a) the Indebtedness existing on the Original Issue Date and set forth on Schedule 3.1(aa) attached to the Purchase Agreement and (b) lease obligations and purchase money indebtedness of up to $150,000, in the aggregate, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets.

“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Corporation) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Corporation’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Corporation’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Corporation and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, (c) Liens incurred in connection with Permitted Indebtedness under clause (a) thereunder, and (d) Liens incurred in connection with Permitted Indebtedness under clause (b) thereunder, provided that such Liens are not secured by assets of the Corporation or its Subsidiaries other than the assets so acquired or leased.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Primary Holders” means, collectively, Hillair Capital Investments L.P., Alpha Capital Anstalt, and Osher Capital Partners LLC.

“Purchase Agreement” means the Securities Purchase Agreement, dated on or about the Original Issue Date, among the Corporation and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

“Required Number of Subscribers” means 50,000 Subscribers.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities” means the Preferred Stock, the Warrants, the Warrant Shares and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series D Preferred Stock” means the Series D Preferred Stock of the Corporation previously issued by the Corporation pursuant to that certain Amended and Restated Certificate of Designation of the Relative Rights and Preferences of the Series D Convertible Preferred Stock of the Corporation, as filed with the Secretary of State of Delaware on February 2, 2012 (the “Designation of Rights of the Series D Preferred”).

“Series E Preferred Stock” means the Series E Preferred Stock of the Corporation previously issued by the Corporation pursuant to that certain Certificate of Designation of the Relative Rights and Preferences of the Series E Convertible Preferred Stock of the Corporation as filed with the Secretary of State of Delaware on September 3, 2013 (the “Designation of Rights of the Series F Preferred”).

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Subscribers” means any persons who are “CareServices members” or “Chronic Illness members” being actively monitored by the Corporation, as the terms “CareServices member” and “Chronic Illness member” are customarily used by the Corporation.

“Subscription Amount” shall mean, as to each Holder, the aggregate amount to be paid for the Preferred Stock purchased pursuant to the Purchase Agreement as specified below such Holder’s name on the signature page of the Purchase Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Corporation as set forth on Schedule 3.1(a) of the Purchase Agreement and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date of the Purchase Agreement.

“Successor Entity” shall have the meaning set forth in Section 7(e).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, or the OTCQB Segment of the OTC Pink Marketplace (or any successors to any of the foregoing).

“Transaction Documents” means this Amended and Restated Certificate of Designation, the Purchase Agreement, the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.

“Transfer Agent” means American Stock Transfer, the current transfer agent of the Corporation, with a mailing address of 6201 15th Avenue, Third Floor, Brooklyn, New York, 11219, c/o Denise Padilla, and a facsimile number of (718) 765 8711, and any successor transfer agent of the Corporation.

“Triggering Event” shall have the meaning set forth in Section 10(a).

“Triggering Redemption Amount” means, for each share of Preferred Stock, the sum of (a) the greater of (i) 130% of the Stated Value and (ii) the product of (y) the VWAP on the Trading Day immediately preceding the date of the Triggering Event and (z) the Stated Value divided by the then Conversion Price, (b) all accrued but unpaid dividends thereon and (c) all liquidated damages and other costs, expenses or amounts due in respect of the Preferred Stock.

“Triggering Redemption Payment Date” shall have the meaning set forth in Section 10(b).

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion or redemption of the Preferred Stock and upon exercise of the Warrants and.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.13(b) of the Purchase Agreement.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Holder in accordance with Section 2.2(a) of the Purchase Agreement, and the Common Stock purchase warrants delivered to the party to the Exchange Agreement, which Warrants shall be exercisable immediately and have a term of exercise equal to five (5) years, in the form of Exhibit C attached to the Purchase Agreement.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

Section 2.                      Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series F Variable Rate Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be up to 10,000 (which shall not be subject to increase without the written consent of all of the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock shall have a par value of $0.00001 per share and a stated value equal to $1,000, subject to increase set forth in Section 3 below (the “Stated Value”).

Section 3.                      Dividends.

a) Dividends in Cash. Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) of 8% per annum from the Original Issue Date until April 30, 2015, 16% per annum from May 1, 2015 until July 31, 2015, 20% per annum from August 1, 2015 until October 31, 2015 and, 25% per annum thereafter (subject to increase pursuant to Section 10(b)), payable quarterly on February 1, May 1, August 1 and November 1, beginning on May 1, 2014 and on each Conversion Date (with respect only to Preferred Stock being converted) and on each Optional Redemption Date (with respect only to Preferred Stock being redeemed) (each such date, a “Dividend Payment Date”) (if any Dividend Payment Date is not a Trading Day, the applicable payment shall be due on the next succeeding Trading Day), in cash.  Notwithstanding the preceding sentence, if the Corporation has (i) duly tendered an Optional Redemption Notice with respect to all of the then outstanding Preferred Stock, (ii) deposited an amount in cash equal to the applicable Adjusted Optional Redemption Amount with respect thereto in a third party escrow account (or other segregated account satisfactory to the Holders) and delivered evidence thereof to each Holder and (iii) failed to satisfy Equity Condition (j) with respect to such Optional Redemption and requested that the Holders waive such Equity Condition (but has provided confirmation satisfactory to the Holders that the Corporation satisfies the other Equity Conditions and is otherwise legally permitted to make an Optional Redemption, and desires to effect an Optional Redemption in an amount equal to the Adjusted Optional Redemption Amount), the dividend rate on the Preferred Stock held by any such Holder that fails to waive Equity Condition (j) and accept payment of the Adjusted Optional Redemption Amount shall not be subject to increase as described in the preceding sentence (and shall remain at the dividend rate in effect at the time of such Optional Redemption Notice).  For avoidance of doubt, the failure of the Corporation to pay the Adjusted Optional Redemption Amount when due on the applicable Optional Redemption Date as contemplated in the preceding sentence shall constitute a Triggering Event hereunder.  If funds are not legally available for the payment of dividends, then, at the election of such Holder, such dividends shall accrue to the next Dividend Payment Date or shall be accreted to, and increase, the outstanding Stated Value.

b) Corporation’s Ability to Pay Dividends in Cash.  On the Closing Date, the Corporation shall have notified the Holders whether or not it may legally pay cash dividends as of the Closing Date.  The Corporation shall promptly notify the Holders at any time the Corporation shall become able or unable, as the case may be, to legally pay cash dividends.

c) Dividend Calculations. Dividends on the Preferred Stock shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the date such Preferred Stock are issued, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends.  Dividends shall cease to accrue with respect to any Preferred Stock converted, provided that the Corporation actually delivers the Conversion Shares within the time period required by Section 6(c)(i) herein.

d) Late Fees. Any dividends that are not paid within three Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law which shall accrue daily from the Dividend Payment Date through and including the date of actual payment in full.

e) Other Securities. So long as any Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities except as expressly permitted by Section 10(a)(vi). So long as any Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 and dividends due and paid in the ordinary course on preferred stock of the Corporation outstanding on the Original Issue Date (including the Series D Preferred Stock and Series E Preferred Stock), the terms of which are as set forth on the Designation of Rights of the Series D Preferred and the Designation of Rights of the Series E Preferred, but only at such times when the Corporation is in compliance with its payment and other obligations hereunder), nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Preferred Stock.

f) Special Reserves. The Corporation acknowledges and agrees that the capital of the Corporation (as such term is used in Section 151 of the Delaware General Corporation Law) in respect of the Preferred Stock and any future issuances of the Corporation’s capital stock shall be equal to the aggregate par value of such Preferred Stock or capital stock, as the case may be, and that, on or after the date of the Purchase Agreement, it shall not increase the capital of the Corporation with respect to any shares of the Corporation’s capital stock issued and outstanding on such date.  The Corporation also acknowledges and agrees that it shall not create any special reserves under Section 171 of the Delaware General Corporation Law without the prior written consent of each Holder.

Section 4.                      Voting Rights.  Except as otherwise provided herein or as otherwise required by law, the Preferred Stock shall have no voting rights. However, as long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Primary Holders that hold Preferred Stock (unless the Primary Holders no longer hold any Preferred Stock, in which case the Corporation shall not, without the affirmative vote of the holders of a majority of the then-outstanding Preferred Stock), (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Amended and Restated Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to, or otherwise pari passu with, the Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the number of authorized shares of Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

Section 5.                      Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under this Amended and Restated Certificate of Designation, for each share of Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall not be deemed a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

Section 6.                      Conversion.

a) Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.  To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue.  Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b) Conversion Price.  The conversion price for the Preferred Stock shall equal $1.00, subject to adjustment herein (the “Conversion Price”).

c)  Mechanics of Conversion

i. Delivery of Conversion Shares Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) the number of Conversion Shares being acquired upon the conversion of the Preferred Stock which, on or after the earlier of (i) the six month anniversary of the Original Issue Date or (ii) the Effective Date, shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Purchase Agreement) and (B) a bank check in the amount of accrued and unpaid dividends. On or after the earlier of (i) the six month anniversary of the Original Issue Date or (ii) the Effective Date, the Corporation shall deliver the Conversion Shares required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

ii. Failure to Deliver Conversion Shares.  If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Conversion Notice.

iii. Obligation Absolute; Partial Liquidated Damages.  The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder.  In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment.  In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(c)(i) on the second Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day on the third Trading Day and increasing to $200 per Trading Day on the sixth Trading Day after such damages begin to accrue) for each Trading Day after such second Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion.  Nothing herein shall limit a Holder’s right to pursue actual damages or declare a Triggering Event pursuant to Section 10 hereof for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.  The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

iv. Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver the Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

v. Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock and payment of dividends on the Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock.  The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, shall be registered for public resale in accordance with such Conversion Shares Registration Statement.

vi. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock.   As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

vii. Transfer Taxes and Expenses.  The issuance of Conversion Shares on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.  The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

d) Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation  subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock or the Warrants) beneficially owned by such Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination.  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder.  A Holder, upon not less than 61 days’ prior notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Preferred Stock held by the Holder and the provisions of this Section 6(d) shall continue to apply.  Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

Section 7.                      Certain Adjustments.

a) Stock Dividends and Stock Splits.  If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) [Intentionally Omitted.]

c) Subsequent Rights Offerings.  In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Pro Rata Distributions. During such time as this Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete Conversion of this Preferred Stock (without regard to any limitations on Conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

e) Fundamental Transaction.  If, at any time while this Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Preferred Stock).  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration.  The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Amended and Restated Certificate of Designation and the other Transaction Documents in accordance with the provisions of this Section 7(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Preferred Stock, deliver to the Holder in exchange for this Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Preferred Stock (without regard to any limitations on the conversion of this Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Amended and Restated Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Amended and Restated Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

f) Milestone-Related Adjustment.  If, as determined on December 31, 2014, the Corporation has registered a number of actual Subscribers (“Actual Subscribers”) that is less than the Required Number of Subscribers, then the Conversion Price shall be reduced, and only reduced, on January 1, 2015 to equal the then current Conversion Price multiplied by a fraction in which (i) the numerator equals the number of Actual Subscribers on December 31, 2014 and (ii) the denominator equals the Required Number of Subscribers.  By way of illustration only, if the Corporation has registered 95,000 Actual Subscribers on December 31, 2014 and the then current Conversion Price is $1.00, the then current Conversion Price shall be multiplied by the fraction of 95,000/100,000 and the Conversion Price shall be adjusted to $0.95 on January 1, 2015.  The Corporation shall file a Current Report on Form 8-K with the Commission on the first Trading Day following December 31, 2014 to publicly disclose the Corporation’s number of Actual Subscribers on December 31, 2014 (“Subscriber 8-K”), provided that, if the Corporation has previously publicly disclosed in an SEC Report that the Corporation has registered a number of Actual Subscribers that exceeds the Required Number of Subscribers, such Subscriber 8-K shall not be required hereunder.  In addition, within one Trading Day following any adjustment to the Conversion Price pursuant to this Section 7(f), the Corporation shall deliver written notice to each Holder that sets forth the adjustment hereunder and the basis therefor (“Subscriber Adjustment Notice”), provided that in no event shall the Corporation deliver the Subscriber Adjustment Notice prior to the filing of the Subscriber 8-K required hereunder.  If the Corporation has not previously publicly disclosed in an SEC Report that the Corporation has registered a number of Actual Subscribers that exceeds the Required Number of Subscribers and the Corporation shall fail to publicly disclose the number of Actual Subscribers on December 31, 2014 in the Subscriber 8-K as required hereunder, the Corporation shall be deemed to have one Actual Subscriber and the Conversion Price shall accordingly be adjusted on January 1, 2015 pursuant to this Section 7(f).   For purposes of clarification, whether or not the Corporation provides a Subscriber Adjustment Notice pursuant to this Section 7(f), the Holders are entitled to receive a number of Conversion Shares based upon the adjusted Conversion Price on or after the date of the adjustment hereunder, regardless of whether a Holder accurately refers to the adjusted Conversion Price in the Notice of Conversion.  For purposes of clarity, the Conversion Price can only be adjusted downward pursuant to this Section 7(f).

g) Calculations.  All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

h) Notice to the Holders.

i. Adjustment to Conversion Price.  Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Conversion by Holder.  If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.  To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.  The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

                      Section 8.                      Optional Redemption at Election of Corporation.  Subject to the provisions of this Section 8, at any time after May 1, 2015, the Corporation may deliver a notice to the Holders (an “Optional Redemption Notice” and the date such notice is deemed delivered hereunder, the “Optional Redemption Notice Date”) of its irrevocable election to redeem some or all of the then outstanding Preferred Stock, for cash in an amount equal to the Optional Redemption Amount on the 20th Trading Day following the Optional Redemption Notice Date (such date, the “Optional Redemption Date” and such redemption, the “Optional Redemption”).  The Optional Redemption Amount (or Adjusted Optional Redemption Amount as contemplated by Section 3(a)) is payable in full on the Optional Redemption Date.  The Corporation may only effect an Optional Redemption if each of the Equity Conditions shall have been met on each Trading Day occurring during the period commencing on the Optional Redemption Notice Date through to the Optional Redemption Date and through and including the date payment of the Optional Redemption Amount is actually made.  If any of the Equity Conditions shall cease to be satisfied at any time during the 20 Trading Day period, then a Holder may elect to nullify the Optional Redemption Notice as to such Holder by notice to the Corporation within 3 Trading Days after the first day on which any such Equity Condition has not been met (provided that if, by a provision of the Transaction Documents, the Corporation is obligated to notify the Holders of the non-existence of an Equity Condition, such notice period shall be extended to the third Trading Day after proper notice from the Corporation) in which case the Optional Redemption Notice shall be null and void, ab initio.  The Corporation covenants and agrees that it will honor all Notices of Conversion tendered from the time of delivery of the Optional Redemption Notice through the date the Optional Redemption Amount (or Adjusted Optional Redemption Amount as contemplated in Section 3(a)) is paid in full.

Section 9.                      Negative Covenants.  As long as any shares of Preferred Stock are outstanding, unless the Primary Holders that hold Preferred Stock shall have otherwise given prior written consent, the Corporation shall not, and shall not permit any of the Subsidiaries to, directly or indirectly (unless the Primary Holders no longer hold any Preferred Stock, in which case the Corporation shall not, and shall not permit any of the Subsidiaries to, directly or indirectly, without the prior written consent from the Holders of a majority of the then outstanding Preferred Stock):

a) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

b) other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

c) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock, Common Stock Equivalents or Junior Securities, other than as to (i) the Conversion Shares or Warrant Shares as permitted or required under the Transaction Documents and (ii) repurchases of Common Stock or Common Stock Equivalents of departing officers and directors of the Corporation, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors for so long as the Preferred Stock is outstanding;

e) pay cash dividends or distributions on Junior Securities of the Corporation, other than regularly scheduled dividend payments on the Series D Preferred Stock and the Series E Preferred Stock, provided that the Corporation is in full compliance with its obligations, including its payment obligations, under the Preferred Stock;

f) enter into any transaction with any Affiliate of the Corporation which would be required to be disclosed in any public filing with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Corporation (even if less than a quorum otherwise required for board approval); or

g) enter into any agreement with respect to any of the foregoing.

Section 10.                      Redemption Upon Triggering Events.

a) “Triggering Event” means, wherever used herein any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. the Corporation shall fail to deliver Conversion Shares issuable upon a conversion hereunder that comply with the provisions hereof prior to the fifth Trading Day after such shares are required to be delivered hereunder, or the Corporation shall provide written notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any shares of Preferred Stock in accordance with the terms hereof;

ii. the Corporation shall fail for any reason to pay in full the amount of cash due pursuant to a Buy-In within five calendar days after notice therefor is delivered hereunder;

iii. the Corporation shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder;

iv. unless specifically addressed elsewhere in this Amended and Restated Certificate of Designation as a Triggering Event, the Corporation shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of the Transaction Documents, and such failure or breach shall not, if subject to the possibility of a cure by the Corporation, have been cured within 30 calendar days after the date on which written notice of such failure or breach shall have been delivered;

v. any breach of the agreements delivered to the Company at the Closing pursuant to Sections 2.3(b)(vi) and 2.3(b)(vii) of the Purchase Agreement;

vi. the Corporation shall redeem more than a de minimis number of  Junior Securities other than as to repurchases of Common Stock or Common Stock Equivalents from departing officers and directors, provided that, while any of the Preferred Stock remains outstanding, such repurchases shall not exceed an aggregate of $100,000 from all officers and directors;

vii. the Corporation shall be party to a Change of Control Transaction;

viii. there shall have occurred a Bankruptcy Event;

ix. the Common Stock shall fail to be listed or quoted for trading on a Trading Market for more than five Trading Days, which need not be consecutive Trading Days;

x. the electronic transfer by the Company of shares of Common Stock through the Depository Trust Company or another established clearing corporation is no longer available or is subject to a “chill”; or

xi. any monetary judgment, writ or similar final process shall be entered or filed against the Corporation, any subsidiary or any of their respective property or other assets for more than $50,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

b) Upon the occurrence of a Triggering Event, each Holder shall (in addition to all other rights it may have hereunder or under applicable law) have the right, exercisable at the sole option of such Holder, to require the Corporation to, (A) with respect to the Triggering Events set forth in Sections 10(a)(i), (ii), (iv), (xi), (vii) (as to Changes of Control approved by the Board of Directors of the Corporation) and (viii) (as to voluntary filings only), redeem all of the Preferred Stock then held by such Holder for a redemption price, in cash, equal to the Triggering Redemption Amount or (B) at the option of each Holder and with respect to the Triggering Events set forth in Sections 10(a)(iii), (v), (vii) (as to Changes of Control not approved by the Board of Directors of the Corporation), (viii) (as to involuntary filings only), (iv), (x) and (xi), either (a) redeem all of the Preferred Stock then held by such Holder for a redemption price, in shares of Common Stock, equal to a number of shares of Common Stock equal to the Triggering Redemption Amount divided by 75% of the average of the 10 VWAPs immediately prior to the date of election hereunder or (b) increase the dividend rate on all of the outstanding Preferred Stock held by such Holder to 18% per annum thereafter.  The Triggering Redemption Amount, in cash or in shares, shall be due and payable or issuable, as the case may be, within five Trading Days of the date on which the notice for the payment therefor is provided by a Holder (the “Triggering Redemption Payment Date”).  If the Corporation fails to pay in full the Triggering Redemption Amount hereunder on the date such amount is due in accordance with this Section (whether in cash or shares of Common Stock), the Corporation will pay interest thereon at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing daily from such date until the Triggering Redemption Amount, plus all such interest thereon, is paid in full.  For purposes of this Section, a share of Preferred Stock is outstanding until such date as the applicable Holder shall have received Conversion Shares upon a conversion (or attempted conversion) thereof that meets the requirements hereof or has been paid the Triggering Redemption Amount in cash.

Section 11.                      Miscellaneous.

a) Notices.  Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: David G. Derrick, Chief Executive Officer, facsimile number 801-451-5736, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11.  Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Amended and Restated Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c) Lost or Mutilated Preferred Stock Certificate.  If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d) Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Amended and Restated Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof.  Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Amended and Restated Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Amended and Restated Certificate of Designation or the transactions contemplated hereby.  If any party shall commence an action or proceeding to enforce any provisions of this Amended and Restated Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e) Waiver.  Any waiver by the Corporation or a Holder of a breach of any provision of this Amended and Restated Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Amended and Restated Certificate of Designation or a waiver by any other Holders.  The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Amended and Restated Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Amended and Restated Certificate of Designation on any other occasion.  Any waiver by the Corporation or a Holder must be in writing.

f) Severability.  If any provision of this Amended and Restated Certificate of Designation is invalid, illegal or unenforceable, the balance of this Amended and Restated Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g) Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings.  The headings contained herein are for convenience only, do not constitute a part of this Amended and Restated Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i) Status of Converted or Redeemed Preferred Stock.  Shares of Preferred Stock may only be issued pursuant to the Purchase Agreement.  If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series F Variable Rate Convertible Preferred Stock.

*********************

RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Amended and Restated Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

        IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate this 27th day of March 2014.

__________________________________________ Name: Michael Acton Title: CFO and Secretary

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series F Variable Rate Convertible Preferred Stock indicated below into shares of common stock, par value $0.00001 per share (the “Common Stock”), of ActiveCare, Inc., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Purchase Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion: _____________________________________________
Number of shares of Preferred Stock owned prior to Conversion: _______________
Number of shares of Preferred Stock to be Converted: ________________________
Stated Value of shares of Preferred Stock to be Converted: ____________________
Number of shares of Common Stock to be Issued: ___________________________
Applicable Conversion Price:____________________________________________
Number of shares of Preferred Stock subsequent to Conversion: ________________
DWAC Instructions: Broker no: _________ Account no: ___________
[HOLDER] By:___________________________________ Name: Title: